SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): November 13, 2007

BMW VEHICLE LEASE TRUST 2007-1 (Exact name of Issuing Entity as specified in its charter)
BMW AUTO LEASING LLC (Exact name of Depositor as specified in its charter)
FINANCIAL SERVICES VEHICLE TRUST (Exact name of Sponsor as specified in its charter)
Delaware	333-143394	51-6518223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Chestnut Ridge Road Woodcliff Lake, NJ 07677
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 307-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On or about November 2, 2007, BMW Auto Leasing LLC transferred certain leased vehicles and vehicle leases (the “Initial Receivables”) to BMW Vehicle Lease Trust 2007-1 (the “Trust”).  The Trust granted a security interest in the Initial Receivables to Citibank, N.A., and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $235,000,000; (ii) Class A-2A Asset-Backed Notes in the aggregate original principal amount of $140,000,000; (iii) Class A-2B Asset-Backed Notes in the aggregate original principal amount of $274,000,000 (iv) Class A-3A Asset-Backed Notes in the aggregate original principal amount of $210; and (v) Class A-3B Asset-Backed Notes in the aggregate original principal amount of $391 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file a copy of the Indenture, Underwriting Agreement, 2007-1 SUBI Servicing Supplement, Vehicle Trust Supplement, SUBI Certificate Transfer Agreement, Issuer SUBI Certificate Transfer Agreement, Amended and Restated Trust Agreement and Issuer Administration Agreement (as listed below) executed in connection with the issuance of the Notes.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

1.1    Underwriting Agreement dated October 24, 2007 among BMW Financial Services,  J.P. Morgan Securities Inc. and BMW Auto Leasing LLC (“BMW LLC”).

4.1    Indenture dated as of November 2, 2007, between the Trust and Citibank, N.A., as indenture trustee (the “Indenture Trustee”).

10.1    2007-1 SUBI Servicing Supplement, dated as of November 2, 2007, among the BMW Financial Services NA, LLC (the “Servicer”), Financial Services Vehicle Trust, as vehicle trust (“FSVT”) and BMW Manufacturing L.P. (“BMW LP”), as UTI Beneficiary to the Basic Servicing Agreement, dated as of August 30, 1995, between FSVT and the Servicer.

10.2    Vehicle Trust Supplement, dated as of November 2, 2007, between BMW LP, as grantor and UTI Beneficiary, and The Bank of New York (Delaware), as successor in interest to the Chase Manhattan Bank Delaware, as vehicle trustee.

10.3    SUBI Certificate Transfer Agreement, dated as of November 2, 2007, between BMW LP, as transferor and BMW LLC, as transferee.

10.4    Issuer SUBI Certificate Transfer Agreement, dated as of November 2, 2007, between BMW LLC, as transferor and the Trust, as transferee.

10.5    Amended and Restated Trust Agreement, dated as of November 2, 2007 among BMW LLC and Wilmington Trust Company.

10.6    Issuer Administration Agreement, dated as of November 2, 2007, among BMW FS, as administrator, the Trust, BMW LLC and the Indenture Trustee.

10.7

ISDA Master Agreement, dated as of November 2, 2007, between JPMorgan Chase Bank, N.A., as cap provider (the “Cap Provider”), and the Trust.

10.8

Schedule to the Master Agreement and Paragraph 13 of the Credit Support Annex, each dated as of November 2, 2007, between the Cap Provider and the Trust.

10.9

Confirmation between the Cap Provider and the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BMW VEHICLE LEASE TRUST 2007-1

By: BMW Financial Services NA, LLC,

as Administrator

By:

/s/ Kerstin Zerbst

Name:

Kerstin Zerbst

Title:

Vice President-Finance & CFO

By:

/s/ Joachim Herr

Name:

Joachim Herr

Title:

Treasurer

FINANCIAL SERVICES VEHICLE TRUST

By: BMW Financial Services NA, LLC,

as Servicer

By:

/s/ Kerstin Zerbst

Name:

Kerstin Zerbst

Title:

Vice President-Finance & CFO

By:

/s/ Joachim Herr

Name:

Joachim Herr

Title:

Treasurer

BMW AUTO LEASING LLC

By: BMW Financial Services NA, LLC,

as Managing Member

By:

/s/ Kerstin Zerbst

Name:

Kerstin Zerbst

Title:

Vice President-Finance & CFO

By:

/s/ Joachim Herr

Name:

Joachim Herr

Title:

Treasurer

Dated: November 13, 2007